UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

HILLTOP HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! HILLTOP HOLDINGS INC. 2021 Annual Meeting Vote by July 21, 2021 11:59 PM ET. For shares held in a Plan, vote by July 19, 2021 11:59 PM ET. HILLTOP HOLDINGS INC. 6565 HILLCREST AVENUE DALLAS, TX 75205 D53776-P57885 You invested in HILLTOP HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 22, 2021. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 8, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* July 22, 2021 10:00 AM 6565 Hillcrest Avenue 5th floor Dallas, TX 75205 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D53777-P57885 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Rhodes R. Bobbitt08) J. Markham Green15) Kenneth D. Russell 02) Tracy A. Bolt09) William T. Hill, Jr. 16) A. Haag Sherman 03) J. Taylor Crandall10) Charlotte Jones17) Jonathan S. Sobel 04) Charles R. Cummings11) Lee Lewis18) Robert C. Taylor, Jr. 05) Hill A. Feinberg12) Andrew J. Littlefair19) Carl B. Webb 06) Gerald J. Ford13) Tom C. Nichols 07) Jeremy B. Ford14) W. Robert Nichols, III For 2. Non-binding advisory vote to approve executive compensation. For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.’s independent registered public accounting firm for the 2021 fiscal year. For The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.